                          SCHEDULE 14A (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to RULE 14A-11(c) OR RULE 14A-12

-------------------------------------------------------------------------------
                          CARDIAC PATHWAYS CORPORATION
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                          CARDIAC PATHWAYS CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 30, 1998

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CARDIAC PATHWAYS CORPORATION, a Delaware corporation (the "Company"), will be held on Monday, November 30, 1998 at 12:00 p.m. local time, at 995 Benecia Avenue, Sunnyvale, California 94086 for the following purposes:

     1. To elect two (2) Class III directors to serve for a three-year term.

     2. To approve (i) the adoption of the 1998 Employee Stock Purchase Plan,
        (ii) the reservation of 100,000 shares of Common Stock for sale thereunder and (iii) an annual increase in the number of shares of Common Stock for sale thereunder, beginning on July 1, 1999, by the lesser of (A) 200,000 shares, (B) 1.5% of the Common Stock (outstanding as of the last day of the prior fiscal year) or (C) such amount as may be determined by the Company's Board of Directors.

     3. To approve an amendment of the Company's 1996 Director Option Plan to increase the number of shares of the Company's Common Stock available for issuance thereunder by 20,000 shares.

     4. To approve an amendment of the Company's 1991 Stock Plan to increase the number of shares of the Company's Common Stock available for issuance thereunder by 300,000 shares.

     5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 1999.

     6. To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on October 15, 1998 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          William N. Starling
                                          President and Chief Executive Officer

Sunnyvale, California
October 28, 1998

                             YOUR VOTE IS IMPORTANT

     IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          CARDIAC PATHWAYS CORPORATION
                            ------------------------

                            PROXY STATEMENT FOR 1998
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of CARDIAC PATHWAYS CORPORATION, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Monday, November 30, 1998 at 12:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices which are located at 995 Benecia Avenue, Sunnyvale, California 94086. The Company's telephone number at that location is (408) 737-0505.

     These proxy solicitation materials and the Annual Report on Form 10-K for the year ended June 30, 1998, including financial statements, were first mailed on or about October 28, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on October 15, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of common shares outstanding, designated Common Stock, $.001 par value. At the Record Date, 9,869,983 shares of the Company's Common Stock were issued and outstanding and held of record by 160 stockholders. The Company has designated 25,000 shares of Preferred Stock as Series A Participating Preferred Stock in connection with its Stockholder Rights Plan and the remaining shares of authorized Preferred Stock are undesignated. No shares of the Company's Preferred Stock were outstanding as of the Record Date.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING

     Each stockholder is entitled to one vote for each share held as of the Record Date. Every stockholder voting for the election of directors (Proposal
One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than two candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice, prior to the voting, of his or her intention to cumulate the stockholder's votes. On all other matters, each share of Common Stock has one vote.

SOLICITATION OF PROXIES

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's Transfer Agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

     The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for the Class III Directors set forth herein; for approval of the adoption of the Company's 1998 Employee Stock Purchase Plan, the reservation of 100,000 shares of Common Stock for sale thereunder and an increase in the number of shares reserved for issuance thereunder beginning July 1, 1999 in an amount equal to the lesser of (i) 200,000 shares, (ii) 1.5% of the Company's Common Stock outstanding on the last day of the prior fiscal year or (iii) such amount as determined by the Company's Board of Directors; for the amendment of the 1996 Director Plan to increase the number of shares available for issuance thereunder by 20,000 shares; for the amendment of the 1991 Stock Plan to increase the number of shares available for issuance thereunder by 300,000 shares; for the ratification of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 1999; and at the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than June 30, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's Annual Meeting, which is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than June 30, 1999. If such a stockholder fails to comply with the foregoing notice provision the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 1999.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of October 15, 1998 as to (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as defined below under "Executive Compensation and Other Matters -- Executive Compensation -- Summary Compensation Table") and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                                                    APPROXIMATE
                                                                 COMMON STOCK       PERCENTAGE
                      BENEFICIAL OWNER                        BENEFICIALLY OWNED     OWNED(1)
                      ----------------                        ------------------    -----------
State of Wisconsin Investment Board(2)......................      1,655,000            16.8%
  P.O. Box 7842
  Madison, WI 53707
Entities affiliated with Institutional Venture
  Partners(3)...............................................        836,539             8.5%
  3000 Sand Hill Road, 2-290
  Menlo Park, CA 94025
Capital Guardian Trust Company(4)...........................        695,600             7.1%
  333 South Hope Street
  55th Floor
  Los Angeles, CA 90071
Arrow International, Inc.(5)................................        614,334             6.2%
  P.O. Box 12888
  3000 Bernville Road
  Reading, PA 19612
William N. Starling(6)......................................        420,270             4.2%
Thomas J. Fogarty, M.D.(7)..................................        239,696             2.4%
Joseph P. Ilvento, M.D.(8)..................................         64,249               *
Michael L. Eagle(9).........................................         13,538               *
Glendon E. French...........................................             --               *
Louis G. Lange, M.D.........................................             --               *
David W. Gryska(10).........................................        100,093             1.0
Earle L. Canty(11)..........................................         66,667               *
Debra S. Echt, M.D.(12).....................................         61,514               *
Mark L. Pomeranz(13)........................................         78,003               *
All directors and executive officers as a group (14
  persons)(14)..............................................      1,190,258            11.6%

---------------
  *  Less than 1%

 (1) Applicable percentage ownership is based on 9,869,983 shares of Common Stock outstanding as of October 15, 1998 together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares subject to the applicable community property laws. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after October 15, 1998 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (2) Reflects ownership as reported on Schedule 13G/A dated October 7, 1998 filed with the Commission by the State of Wisconsin Investment Board (the "Board"). The Board is a government agency which manages public pension funds and has sole dispositive and voting power over 1,655,000 shares of the Company's Common Stock.

 (3) Reflects ownership as reported on Schedule 13G dated June 23, 1997 filed with the Commission by Institutional Venture Partners V ("IVP V"), a venture capital fund; Institutional Venture Management V ("IVPM V"); the general partner of IVP V, Institutional Venture Partners VII ("IVP VII"), a venture capital fund; Institutional Venture Management VII ("IVPM VII"), the general partner of IVP VII; IVP Founders Fund I ("Founders"), a venture capital fund; Institutional Venture Management VI ("IVPM VI"); Founders' general partner, Samuel D. Colella; Reid W. Dennis; Mary Jane Elmore; Norman A. Fogelsong; Ruthann Quindlen; L. James Strand; T. Peter Thomas and Geoffrey Y. Yang. Mr. Strand and Ms. Quindlen are general partners of IVPM
     VII. Messrs. Colella, Dennis, Fogelsong, Thomas and Yang and Ms. Elmore are general partners of IVPM VII and IVPM V. Mr. Colella is also a general partner of IVPM VI. IVP VII and IVPM VII have shared voting and dispositive power over 400,000 shares of the Company's Common Stock. Founders also has shared voting and dispositive power over 400,000 shares of the Company's Common Stock. IVP V and IVPM V have shared voting and dispositive power over 425,539 shares of the Company's Common Stock. Mr. Colella has shared voting and dispositive power over 827,539 shares of the Company's Common Stock. Each of Messrs. Dennis, Fogelsong, Thomas, and Mr. Yang and Ms. Elmore has shared voting and dispositive power over 825,539 shares of the Company's Common Stock. Each of Ms. Quindlen and Mr. Strand has shared voting and dispositive power over 400,000 shares of the Company's Common Stock.

 (4) Reflects ownership as reported on Schedule 13G dated July 10, 1998 filed with the Commission by Capital Guardian Trust Co. ("CGT"). CGT is a bank which serves as the investment manager of various institutional accounts. CGT has sole dispositive power over all of the shares and sole voting power over 671,500 of the shares.

 (5) Reflects ownership as reported on Schedule 13G dated February 2, 1997 filed with the Commission by Arrow International, Inc. ("Arrow"). Arrow is a medical device manufacturer with whom the Company has a strategic relationship. Arrow has sole dispositive and voting power over 614,334 shares of the Company's Common Stock.

 (6) Consists of 288,319 shares of Common Stock held by the Starling Family Trust, 8,867 shares of Common Stock held by the Starling Irrevocable Trust and 123,084 shares of Common Stock which may be acquired upon exercise of stock options exercisable within 60 days after October 15, 1998. Mr. Starling holds voting and dispositive control over all of such shares.

 (7) Includes 238,445 shares of Common Stock and 667 shares of Common Stock which may be acquired upon exercise of a warrant exercisable within 60 days after October 15, 1998 held by the Fogarty Family Revocable Trust, over which Dr. Fogarty holds voting and dispositive control. Also includes 584 shares of Common Stock which may be acquired upon exercise of stock options exercisable within 60 days after October 15, 1998.

 (8) Includes 6,139 shares of Common Stock which may be acquired upon exercise of stock options exercisable within 60 days after October 15, 1998.

 (9) Includes 13,538 shares of Common Stock which may be acquired upon exercise of stock options exercisable within 60 days after October 15, 1998.

(10) Includes 65,829 shares of Common Stock which may be acquired upon exercise of stock options exercisable within 60 days after October 15, 1998.

(11) Mr. Canty resigned as an officer of the Company in August 1998.

(12) Includes 60,938 shares of Common Stock which may be acquired upon exercise of stock options exercisable within 60 days after October 15, 1998.

(13) Mr. Pomeranz resigned as an officer of the Company in July 1998.

(14) Includes 375,863 and 667 shares of Common Stock which may be acquired upon exercise of stock options and warrants, respectively, exercisable within 60 days after October 15, 1998.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Pursuant to the Company's Restated Certificate of Incorporation, the Company's Board of Directors currently consists of six persons, divided into three classes serving staggered terms of three years. Currently, there are two directors in Class I, two directors in Class II and two directors in Class III. Two Class III directors are to be elected at the Annual Meeting. The Class I and Class II directors will be elected at the Company's 1999 and 2000 Annual Meetings of Stockholders, respectively. Each of the Class III directors to be elected at the 1998 Annual Meeting will hold office until the 2001 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below, both of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

VOTE REQUIRED

     If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.

INFORMATION CONCERNING THE NOMINEES AND INCUMBENT DIRECTORS

     The following table sets forth the name and age of each nominee and each director of the Company whose term of office continues after the Annual Meeting, the principal occupation of each during the past five years and the period during which each has served as a director of the Company.

                                                                                           DIRECTOR
             NAME                 PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS    AGE    SINCE
             ----                 -----------------------------------------------    ---   --------
NOMINEES FOR CLASS III
DIRECTORS:
Louis G. Lange, M.D...........  Dr. Louis G. Lange has been a Director of the        50      1998
                                Company since February 1998. Dr. Lange has been the
                                Chief Executive Officer and a director of CV
                                Therapeutics, Inc. since August 1992.

William N. Starling...........  William N. Starling has been a Director of the       45      1991
                                Company since April 1991. Mr. Starling has been
                                President and Chief Executive Officer of the
                                Company since January 1992 and Chairman of the
                                Board of Directors since January 1996. Mr. Starling
                                serves as a director of several privately-held
                                companies and serves on the Board of Visitors of
                                the University of North Carolina at Chapel Hill.

                                                                                           DIRECTOR
             NAME                 PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS    AGE    SINCE
             ----                 -----------------------------------------------    ---   --------
CONTINUING CLASS I DIRECTORS:
Glendon E. French.............  Glendon E. French has been a Director of the         64      1998
                                Company since February 1998. From January 1992 to
                                March 1995 Mr. French was the Chairman and Chief
                                Executive Officer of Imagyn Medical, Inc. Mr.
                                French has been retired since March 1995. Mr.
                                French is also a member of the Board of Directors
                                of VISX, Inc.
Michael L. Eagle..............  Michael L. Eagle has been a member of the Board of   51      1996
                                Directors of the Company since July 1996. Since
                                1983, Mr. Eagle has held various management
                                positions in the pharmaceutical and medical device
                                units of Eli Lilly and Company ("Lilly"), a
                                diversified pharmaceutical and medical products
                                company. Mr. Eagle currently serves as Vice
                                President, Manufacturing at Lilly and, from June
                                1993 until January 1994, served as Vice President
                                of Pharmaceutical Manufacturing for Lilly. Mr.
                                Eagle is also a member of the Board of Directors of
                                Perclose, Inc.

CONTINUING CLASS II DIRECTORS:
Thomas J. Fogarty, M.D........  Dr. Thomas J. Fogarty has been a member of the       64      1991
                                Board of Directors of the Company since May 1991.
                                Dr. Fogarty has been a cardiovascular surgeon and
                                Professor of Surgery at Stanford University Medical
                                Center since July 1993. Dr. Fogarty was a
                                co-founder of Imagyn Medical, Inc., Cardiovascular
                                Imaging Systems, Inc., AneuRx, Inc., Raytel Medical
                                Corporation, and Ventritex, Inc., all medical
                                device companies. Dr. Fogarty serves as director of
                                Raytel Medical Corporation, CardioThoracic Systems,
                                Inc., General Surgical Innovations, Inc. and
                                several privately-held companies.
Joseph P. Ilvento, M.D........  Dr. Joseph P. Ilvento has been a member of the       44      1995
                                Board of Directors of the Company since September
                                1995. Dr. Ilvento has been a physician in private
                                practice since 1986, is a cardiac
                                electrophysiologist, has served as Medical Director
                                of Cardiac Electrophysiology at Santa Barbara
                                Cottage Hospital since 1991 and Director of
                                Electrophysiology at Ventura Community Memorial
                                Hospital since 1991. Dr. Ilvento is also a director
                                of several privately-held companies.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of 12 meetings during fiscal 1998. Except for Dr. Fogarty, no director attended fewer than 75% of the meetings of the Board of Directors held during the period he or she was a director. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

     The Audit Committee, which consists of directors French and Ilvento, is responsible for overseeing actions taken by the Company's independent auditors and reviewing the Company's internal financial controls. Mr. French replaced former director Annette Campbell-White as a member of the Audit Committee in April, 1998. Prior to his resignation as a director in June 1998, Lawrence Mohr was also a member of the Audit

Committee. The Audit Committee met three times during fiscal 1998 and, except for Ms. Campbell-White and Mr. Mohr, no director attended fewer than 75% of the meetings of the Audit Committee held during the period he or she sat on such committee.

     The Compensation Committee, which consists of directors Eagle, Fogarty and Lange, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans. Dr. Lange replaced former director Lawrence Mohr on the Compensation Committee in July 1998. The Compensation Committee met six times during fiscal 1998 and no director attended fewer than 75% of the meetings of the Compensation Committee held during the period he or she sat on such committee.

COMPENSATION OF DIRECTORS

     Nonemployee directors who are neither affiliated with or nominated by a stockholder that owns one percent or more of the outstanding capital stock of the Company (the "Outside Directors") currently receive a fee of $1,500 for attendance at each general Board of Directors meeting, $500 if present at such meeting by telephone, a fee of $150 for attendance at each committee meeting for services provided in that capacity and are reimbursed for out of pocket expenses incurred in connection with their attendance at Board of Director or committee meetings.

     The Company's 1996 Director Option Plan (the "Director Plan") provides that options may be granted to Outside Directors of the Company pursuant to an automatic nondiscretionary grant mechanism. The exercise price of the options is 100% of the fair market value of the Common Stock on the grant date. The Director Plan provides for an initial option grant (the "Initial Grant") to purchase 13,000 shares of Common Stock to each new Outside Director of the Company who is neither affiliated with nor nominated by a stockholder that owns one percent or more of the outstanding capital stock of the Company on the date he or she first becomes a director. In addition, each Outside Director is automatically granted an option (the "Annual Grant") to purchase 700 shares of Common Stock at the next meeting of the Board of Directors following each Annual Meeting of Stockholders, if on such date, such director has served on the Board of Directors for at least the preceding six months. The terms of the Initial Grants and Annual Grants are ten years, provided that such options shall terminate three months following the termination of the optionee's status as a director (or twelve months if the termination is due to death or disability). The Initial Grant vests at a rate of 25% of the shares subject to such option on the first anniversary of the date of grant and at a rate of 1/48 of such shares per month thereafter. The Annual Grants vest at a rate of 1/8 of the shares subject to such option six months after the date of grant and at a rate of 1/48 of such shares per month thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of directors Eagle, Fogarty and Lange. Dr. Lange replaced Mr. Mohr as a member of the Compensation Committee in July 1998. There were no reportable transactions with any members of the Compensation Committee in fiscal 1998.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                  PROPOSAL TWO

                 ADOPTION OF 1998 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, the stockholders are being asked to approve (i) the adoption of the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan"), (ii) the initial reservation of 100,000 shares for sale thereunder and
(iii) an annual increase in the number of shares reserved for sale thereunder by the lesser of (A) 200,000 shares, (B) 1.5% of the Company's total outstanding capital stock on the last day of the prior fiscal year or (C) such amount as may be determined by the Company's Board of Directors. The Board of Directors approved the adoption of the Purchase Plan and the reservation of shares set forth above in August 1998, contingent upon stockholder approval at the 1998 Annual Meeting. The Board of Directors established the share thresholds for annual increases based on the Company's current forecasts for share requirements under the Purchase Plan. The number of shares actually purchased under the Purchase Plan will depend on a number of factors outside the Company's control. Accordingly, the Board of Directors has retained the right to fix the annual increase at a lesser number of shares than otherwise established if, in its discretion, such increase is too large relative to the forecasts of share requirements then available to the Company.

     In connection with its initial public offering in 1996, the Company implemented the 1996 Employee Stock Purchase Plan (the "1996 Plan"). The 1996 Plan provided for 24 month offering periods divided into six month purchase periods. Due to the volatility of the market price for the Company's Common Stock in 1998, the number of shares of Common Stock to be purchased by participants in the 1996 Plan exceeded the total number of shares of Common Stock reserved for sale under the 1996 Plan that had been authorized by the Company's stockholders. Pursuant to the terms of the 1996 Plan, the Board of Directors terminated the open offering periods effective immediately after the October 1998 purchase date and suspended the start of any future offering periods of the 1996 Plan. The reserved shares in the 1996 Plan will be allocated on a pro rata basis to the 1996 Plan participants when the offering periods terminate in October 1998. Due to the Company's experience with the 1996 Plan, the Purchase Plan differs from the 1996 Plan in that the number of shares reserved for issuance thereunder will be refreshed annually (without further action by the stockholders) by the lesser of (i) 200,000 shares, (ii) 1.5% of the Company's outstanding capital stock on the last day of the prior fiscal year or (iii) such amount as may be determined by the Company's Board of Directors. The Company believes that this difference will make a pro rata distribution under the Purchase Plan less likely. The Board of Directors' objective in adopting the Purchase Plan is to avoid a pro rata distribution or adverse accounting consequences that could result if the number of shares reserved under an employee stock purchase plan proved insufficient at the end of an offering period to cover the then outstanding rights under such a plan. See "-- Recent Accounting Pronouncement."

RECENT ACCOUNTING PRONOUNCEMENT

     A recent interpretation of generally accepted accounting principles requires the Company to record a charge to earnings if certain conditions apply to an employee stock purchase plan. This interpretation was announced in September 1997 in the consensus interpretation issued by the Emerging Issues Task Force entitled Accounting for Increased Share Authorizations in an IRS
Section 423 Employee Stock Purchase Plan under APB Opinion No. 25, Accounting for Stock Issued to Employees (Issue No. 97-12) ("EITF 97-12"). Generally, EIFT 97-12 would require the Company to record compensation expense if (i) at the beginning of an offering period, the shares reserved for issuance under an employee stock purchase plan are insufficient to cover all shares issuable throughout the offering period, (ii) stockholders subsequently approve additional shares allocable to an offering period which commenced prior to the stockholder approval date and (iii) the fair market value of the stock subject to the plan on the subsequent stockholder approval date is higher than the fair market value on the date when the offering period commenced.

     Two variables that may affect the amount of an earnings charge required under EITF 97-12 are substantial hiring rates, which affect new enrollments to the plan, and volatility over time in the market price of the Company's Common Stock. In order to minimize the possibility or extent of non-cash earnings charges required by EITF 97-12 in the future and, in particular, to avoid a charge relating to the offering period scheduled to commence in November 1998, the Board of Directors terminated the 1996 Plan. However, the

Board of Directors believes that employee stock purchase plans provide valuable incentives to employees and therefore has adopted the Purchase Plan. The Purchase Plan provides for the automatic annual share reserve increase described above in order to minimize the likelihood of future earnings charges relating to EITF 97-12. If the adoption of the Purchase Plan is approved, the number of shares reserved for issuance under the Purchase Plan would be increased automatically each year on the first day of the fiscal year commencing in July 1999 by an amount equal to the lesser of (i) 200,000 shares, (ii) 1.5% of the outstanding shares of the Company on the last day of the prior fiscal year or
(iii) such amount as may be determined by the Board of Directors. The maximum number of shares that could be issued over the life of the Purchase Plan is 1,900,000.

PURPOSES OF EMPLOYEE STOCK PURCHASE PLANS; BOARD'S RECOMMENDED RESPONSE TO EITF 97-12

     Employee stock purchase plans are intended to provide employees of the Company with an opportunity to purchase its Common Stock through accumulated payroll deductions. The Company believes that stock ownership is one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. The shortage of qualified technical and management personnel is particularly acute in Silicon Valley, where the Company's primary development and operational activities are located. Attractive employee stock incentives, including employee stock purchase plans, are considered by employees to be an important element of an employer's compensation package, and by employers such as the Company to be a competitive necessity.

     The Board of Directors has recommended approval of the Purchase Plan (and the termination of the 1996 Plan) in order to ensure that the Company continues to offer competitive stock benefit programs while avoiding the adverse accounting implications of EITF 97-12. In particular, the Board believes that the automatic share increase provision of the Purchase Plan is necessary to ensure the continued availability of an employee stock purchase plan given the unpredictable effects of the application of EITF 97-12. The number of shares purchased under an employee stock purchase plan is influenced by (i) an issuer's hiring rates which affects the number of employees participating and (ii) the volatility of the issuer's stock price which affects the number of shares each participant purchases. For example, if an issuer's stock price falls dramatically during an offering period, it could experience an unanticipated increase in the number of shares purchased during each purchase period. Under EITF 97-12, however, unless the issuer reduced the number of shares participants could otherwise purchase based on a pro-rata allocation, it would be unable to avoid recognizing a compensation expense if, as a result of increased hiring rates or a decline in stock price, it realized after the commencement of the offering period that it would have insufficient shares available for issuance. Many issuers would be reluctant to require such a pro-rata allocation, however, because of its adverse effects on employee morale.

     The Board of Directors believes that the automatic annual increase feature of the Purchase Plan should reduce the risk of insufficient share reserves. As a result of such feature, the share reserve under the Purchase Plan cannot be increased by more than 200,000 shares in any given year, which represents the Company's current estimates of its annual share requirements under the 1996 Plan. As of October 31, 1998, no shares will remain available for issuance under the 1996 Plan and the participants will receive a pro rata distribution of the available shares at the October 31, 1998 purchase date.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required by law to approve the adoption of the Purchase Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     The essential terms of the Purchase Plan are summarized as follows:

SUMMARY OF THE PURCHASE PLAN

     General. The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

     Administration. The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

     Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least 20 hours per week and more than five months in any calendar year, is eligible to participate in an Offering Period (as defined below); provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own capital stock of the Company and/or hold outstanding options to purchase such stock representing five percent or more of the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board.

     Participation in an Offering. The Purchase Plan is implemented by consecutive overlapping offering periods lasting for 24 months (an "Offering Period"), with a new Offering Period commencing on the first trading day on or after May 1 and November 1 of each year; provided, however that the first Offering Period under the Plan shall commence on December 1, 1998 or such later date as determined by the Board of Directors in its discretion and end on October 31, 2000. Common Stock may be purchased under the Purchase Plan every six months (a "Purchase Period"), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the Common Stock on any exercise date in an Offering Period is lower than the fair market value of the Common Stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof. The Board of Directors may change the duration of the Purchase Periods or the length or date of commencement of an Offering Period. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 15% of a participant's compensation. Compensation is defined as base straight time gross earnings, sales commissions, bonuses, incentive compensation and payments for overtime and shift premiums. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the Purchase Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The number of shares subject to the option may not exceed 5,000 shares of the Company's Common Stock in each Purchase Period.

     Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on the last market trading day prior to (i) the first day of the Offering Period or (ii) the last day of Purchase Period; provided, however, that under certain circumstances, the Purchase Price may be adjusted to a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the date the Company's stockholders approve an increase in shares reserved for issuance under the Purchase Plan or (ii) the last day of the Purchase Period. The "fair market value" of the Common Stock on any relevant date will be the closing price per share as reported on The Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the Purchase Price.

     Termination of Employment. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

     Adjustment Upon Change in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company affected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board of Directors, whose determination shall be conclusive.

     Dissolution or Liquidation. In the event of a proposed dissolution or liquidation, the Offering Period then in progress will be shortened and a new exercise date will be set.

     Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each outstanding option may be assumed or substituted by the successor corporation. If the successor corporation refuses to assume or substitute the outstanding options, the Offering Period then in progress will be shortened and a new exercise date will be set.

     Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders' meeting, if such amendment would require shareholder approval in order to comply with Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Purchase Plan will terminate in August 2008.

     Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

     Federal Tax Information for Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period or more than one year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the Purchase Price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the Purchase Price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PARTICIPATION IN THE 1996 PLAN AND THE PURCHASE PLAN

     Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Nonemployee directors are not eligible to participate in the Purchase Plan and were not eligible to participate in the 1996 Plan.

     The following table sets forth certain information regarding shares purchased during the fiscal year ended June 30, 1998 by each of the executive officers named in the Summary Compensation Table below, all current executive officers as a group, all nonemployee directors as a group and all other employees who participated in the 1996 Plan as a group:

                                                               NUMBER OF
                                                                 SHARES        DOLLAR
    NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION      PURCHASED(#)   VALUE($)(1)
    ----------------------------------------------------      ------------   -----------
William N. Starling, President, Chief Executive Officer and
  Chairman of the Board.....................................      4,000       $ 16,760
Debra S. Echt, M.D., Vice President and Chief Medical
  Officer...................................................        396          1,659
David W. Gryska, Vice President Finance and Chief Financial
  Officer...................................................        610          2,556
Earle L. Canty, Vice President, Regulatory Affairs and
  Quality Assurance.........................................         --             --
Mark L. Pomeranz, Executive Vice President, Research and
  Development...............................................         --             --
All executive officers as a group (9 persons)...............      5,778         24,210
All nonemployee directors...................................          *              *
All other employees as a group..............................     57,775        235,701

---------------
 *  Not eligible to participate in the Purchase Plan.

(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PURCHASE PLAN.

                                 PROPOSAL THREE

                     AMENDMENT OF 1996 DIRECTOR OPTION PLAN

     At the Annual Meeting, the stockholders are being asked to approve an amendment of the Company's Director Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 20,000 shares. The adoption of the Director Plan was approved by the Board of Directors and the stockholders in March 1996 and April 1996, respectively. The amendment of the Director Plan to increase the shares available for issuance thereunder by 20,000 shares was approved by the Board of Directors and stockholders in August 1997 and October 1997, respectively. As of the Record Date, options to purchase an aggregate of 29,500 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $8.25 per share, and 10,500 shares were available for future grant, exclusive of the 20,000 shares for which approval is sought hereunder. No shares have been purchased pursuant to exercise of stock options under the Director Plan.

     The Director Plan provides for the grant of nonqualified stock options to nonemployee directors who are neither affiliated with or nominated by a stockholder that owns one percent or more of the outstanding capital stock of the Company (the "Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. The Company believes that the grant of options to the Outside Directors has enabled the Company to attract and retain directors with the talent that it continues to require.

     The essential terms of the Director Plan are summarized as follows:

PURPOSE

     The purposes of the Director Plan are to attract and retain the best available Outside Directors, to provide additional incentive to the Outside Directors to serve as directors and to encourage their continued service on the Board of Directors.

AUTOMATIC, NON-DISCRETIONARY GRANTS AND ELIGIBILITY

     The Director Plan provides that each future Outside Director, who does not represent stockholders holding 1% or more of the Company's outstanding capital stock, is automatically granted an option to purchase up to 13,000 shares of Common Stock of the Company on the date upon which such person becomes an Outside Director (the "First Option"). Each Outside Director regardless of whether he or she represents stockholders holding 1% or more of the Company's outstanding capital stock is automatically granted an option purchase up to 700 shares of Common Stock (the "Subsequent Option") each year on the date of the Company's annual meeting of stockholders (if, on such date, he or she has served as a director for at least the preceding six months), so long as he or she remains an Outside Director.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option: The options granted under the Director Plan may be exercised after the shares subject to the option become vested. The Director Plan provides for vesting of 25% of the shares subject to the First Option one year after the date of grant, with an additional one forty-eighth (1/48) of such shares vesting at the end of each month thereafter. The shares subject to the Subsequent Option vest as to one-eighth (1/8) of such shares six months after the date of grant, with an additional one forty-eighth (1/48) of such shares vesting at the end of each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock (subject to certain conditions), or any combination of the foregoing methods of payment. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the

     Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the Delaware General Corporation Law.

          Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

          (2) Option Price: The option price of nonqualified stock options granted under the Director Plan is equal to 100% of the fair market value of the Company's Common Stock on the date the option is granted. For purposes of the Director Plan, fair market value is defined as the closing price per share of the Company's Common Stock on the last market trading day prior to the date of grant as reported on The Nasdaq National Market.

          (3) Termination of Service as a Director: The Director Plan provides that if the optionee's status as an Outside Director of the Company is terminated for any reason, other than death or disability, options may be exercised within three months after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

          (4) Death: If an optionee should die while he or she is an Outside Director of the Company, options may be exercised at any time within twelve months after the date of death but only to the extent that such options were exercisable on the date of death and in no event later than the expiration of the term of such option.

          (5) Disability: If an optionee's status as an Outside Director is terminated due to a disability, such options may be exercised at any time within twelve months from the date of such termination, but only to the extent that such options were exercisable on the date of termination of the individual's status as an Outside Director and in no event later than the expiration of the term of such option.

          (6) Termination of Options: Options granted under the Director Plan expire ten years from the date of grant. No option may be exercised by any person after such expiration.

          (7) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or a qualified domestic relations order, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment will be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options, which have not been previously exercised, automatically terminate. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the Company, all outstanding options will be assumed or an equivalent option substituted by the successor corporation. If an option is assumed or substituted by the successor corporation, such option will continue to be exercisable pursuant to its own terms for so long as the optionee serves as a director of the Company or of the successor corporation. Following such assumption or substitution, if the optionee's status as a director of the Company or of the successor corporation is terminated other than upon a voluntary resignation by the optionee, his or her option will immediately become fully exercisable. If the options are not assumed or substituted by the successor corporation, such options will immediately become fully exercisable but terminate 30 days from the date notice is given to the optionee of the fully vested status of his or her option.

AMENDMENT AND TERMINATION

     With the exception of the administration of the Director Plan, including the number, frequency and price of grants and the eligibility and vesting of options, the Board of Directors may amend the Directors Plan at any time or from time to time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required for any amendment which increases the number of shares which may be issued under the Director Plan or for any amendment that would be required to enable the Director Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Director Plan without the consent of the optionee. In any event, the Director Plan will terminate in March 2006.

TAX INFORMATION

     Options granted under the Director Plan are nonqualified options. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Director Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN

     The grant of options under the Director Plan to Outside Directors is automatic and non-discretionary. Information regarding options granted to Outside Directors pursuant to the 1996 Director Option Plan during fiscal 1998 is set forth under the heading "Proposal One -- Election of Directors -- Compensation of Directors." During fiscal 1998, all current Outside Directors as a group received options to purchase 28,100 shares pursuant to the Director Plan. No other employee or director of the Company received any shares pursuant to the Director Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of the Company's Common Stock present and voting at the Annual Meeting will be required to approve the amendment of the Director Plan.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT OF THE DIRECTOR PLAN.

                                 PROPOSAL FOUR

                          AMENDMENT OF 1991 STOCK PLAN

     At the Annual Meeting, the stockholders are being asked to approve an amendment of the Company's 1991 Stock Plan (the "Stock Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares. The adoption of the Stock Plan was approved by the Board of Directors and by the stockholders in June 1991 and January 1992, respectively. The amendment of the Stock Plan to increase the number of shares reserved for issuance thereunder by 380,000 shares was approved by the Board of Directors and the stockholders in August 1997 and October 1997, respectively. As of the Record Date, options to purchase an aggregate of 1,141,774 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $5.40 per share, and 87,886 shares were available for future grant, exclusive of the 300,000 shares for which approval is sought hereunder. In addition, 1,037,370 shares have been purchased pursuant to exercise of stock options under the Stock Plan.

     The Stock Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. The Stock Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a longstanding practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve stockholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

     The Board of Directors believes that the remaining shares available for grant under the Stock Plan are insufficient to accomplish the purposes of the Stock Plan described above. The Company anticipates there will be a need to hire additional technical or management employees during fiscal 1999, such as a Vice President of Regulatory Affairs and Quality Assurance, and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

     The essential terms of the Stock Plan are summarized as follows:

PURPOSE

     The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The Stock Plan provides for administration by the Board of Directors of the Company or one of its committees. The Stock Plan is currently being administered by the Compensation Committee of the Board of Directors. The Board of Directors or the Compensation Committee are referred to in this description as the "Administrator." The Administrator determines the terms of options granted including, but not limited to, the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board of Directors or the Compensation Committee, as the case may be, receive no additional compensation for their services in connection with the administration of the Stock Plan.

ELIGIBILITY

     The Stock Plan provides that either incentive or nonqualified stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Stock Plan provides that nonqualified stock options may be granted to consultants of the Company or any of its designated subsidiaries. The Administrator elects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Stock Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which become exercisable for the first time in any one calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option: The Administrator determines when options granted under the Stock Plan may be exercised. An option is exercised when the optionee gives written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tenders payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock (subject to certain conditions), a reduction in the amount of any liability the Company may have to the optionee or any combination of the foregoing methods. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the Delaware General Corporation Law.

          Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

          (2) Option Price: The option price of all incentive stock options and nonqualified stock options under the Stock Plan is determined by the Administrator but, in the case of incentive stock options, in no event will it be less than the fair market value of the Company's Common Stock on the date the option is granted. For purposes of the Stock Plan, fair market value is defined as the closing price per share of the Company's Common Stock on the last market trading day prior to the date of grant as reported on The Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

          (3) Termination of Employment: The Stock Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised within three months (or such other period of time not exceeding three months as determined by the Administrator) after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

          (4) Death: If an optionee should die while an employee or a consultant of the Company, options may be exercised at any time within twelve months after the date of death but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option.

          (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option.

          (6) Termination of Options: Options granted under the Stock Plan have a term as is determined by the Administrator, with incentive stock options expiring no later than ten years from the date of grant. However, incentive stock options granted to an optionee who immediately before the grant of such option owns more than 10% of the voting power of all classes of stock of the Company or a parent or subsidiary corporation may not have a term of more than five years. No option may be exercised by any person after such expiration.

          (7) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or a qualified domestic relations order and is exercisable only by the optionee (or in the event of death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee).

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change such as a stock split or dividend is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment will be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, the Administrator may in its discretion provide for an optionee to have the right to exercise his or her option until 10 days prior to such transaction, including shares as to which the option would not otherwise be exercisable. To the extent it has not been previously exercised, an option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the Company, all outstanding options will be assumed or an equivalent option substituted by the successor corporation. The Administrator may in its discretion make provision for accelerating the exercisability of shares subject to options under the Stock Plan in such event.

STOCK PURCHASE RIGHTS

     The Board of Directors may also grant stock purchase rights to employees and consultants under the Stock Plan. Such grants are made pursuant to a restricted stock purchase agreement with the purchase price per share not being less than 50% of the fair market value per share (as defined above) of the Company's Common Stock. The Company is generally granted a repurchase option exercisable on the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). Such repurchase option will lapse at a rate determined by the Board of Directors. Once the stock purchase right has been exercised, the purchaser will have the rights equivalent to those of a stockholder.

PERFORMANCE-BASED COMPENSATION LIMITATIONS

     No employee will be granted, in any fiscal year of the Company, options to purchase more than 200,000 shares of Common Stock, except that in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 100,000 shares. The foregoing limitation, which will be adjusted proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code. In the event that the Administrator determines that such limitation is not required to qualify options as performance-based compensation, the Administrator may modify or eliminate such limitation.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Stock Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which increases the number of shares which may be issued under the Stock Plan or as necessary to remain in compliance with Rule 16b-3 of the Securities Exchange Act or 1934, as amended, or Section 422 of the Code. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Stock Plan without the consent of the optionee. In any event, the Stock Plan will terminate in June 2001.

TAX INFORMATION

     Options granted under the Stock Plan may be either incentive stock options (as defined in Section 422 of the Code) or nonqualified options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price to the extent not recognized as taxable income as described above will be treated as long-term or short-term capital gain or loss depending on the holding period.

     Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE STOCK PLAN

     The grant of options under the Stock Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Stock Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the Named Executive Officers during fiscal 1998. Information regarding options granted to Outside Directors pursuant to the 1996 Director Option Plan during fiscal 1998 is set forth under the heading "Proposal
One -- Election of Directors -- Compensation of Directors." During fiscal 1998, all current executive officers as a group and all other individuals as a group received options to purchase 248,317 shares and 188,870 shares, respectively, pursuant to the Stock Plan. As of the Record Date, approximately 170 employees were eligible to participate in the Stock Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of the Company's Common Stock present and voting at the Annual Meeting will be required to approve the amendment of the Stock Plan.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT OF THE STOCK PLAN.

                                 PROPOSAL FIVE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1999. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since 1991. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company, the four next most highly compensated executive officers in the fiscal year ended June 30, 1998 (collectively, the "Named Executive Officers") of the Company for services rendered in all capacities to the Company for the fiscal years indicated.

                                                                                                   LONG-TERM
                                                                                                 COMPENSATION
                                                                                                    AWARDS
                                                                                                 -------------
                                                                                                   NUMBER OF
                                                        ANNUAL COMPENSATION                       SECURITIES
                                               FISCAL   --------------------    OTHER ANNUAL      UNDERLYING
       NAME AND PRINCIPAL POSITION              YEAR    SALARY($)   BONUS($)   COMPENSATION($)   OPTIONS(#)(1)
       ---------------------------             ------   ---------   --------   ---------------   -------------
William N. Starling.........................    1998    $233,154    $    --        $    --           30,000
  President, Chief Executive                    1997     213,590         --             --               --
  Officer and Director                          1996     175,000         --             --               --
Debra S. Echt, M.D. ........................    1998     212,394         --            949(2)        15,000
  Vice President and Chief Medical Officer      1997     165,257         --         79,203(3)       100,000
                                                1996          --         --             --               --
David W. Gryska.............................    1998     163,719         --         36,812(4)        12,000
  Vice President, Finance and Chief             1997     155,000         --             --               --
  Financial Officer                             1996     133,750         --             --           16,667
Mark L. Pomeranz(5).........................    1998     163,000     20,000          3,351(6)        15,000
  Executive Vice President, Research and        1997     151,865         --         17,105(4)        55,000
  Development                                   1996     120,812     10,600             --               67
Earle L. Canty(7)...........................    1998     160,000         --          5,294(8)            --
  Vice President, Regulatory Affairs and        1997     152,500         --         57,392(9)         7,000
  Quality Assurance                             1996      37,500         --             --           66,667

---------------
(1) These shares are subject to exercise under stock options granted under the Company's 1991 Stock Option Plan. See "-- Option Grants in Last Fiscal Year."

(2) Represents forgiveness of accrued interest on a loan and payment for certain federal and state income tax obligations in connection with such forgiveness.

(3) Consists of moving and relocation expenses and temporary housing allowance.

(4) Represents forgiveness of loan and related accrued interest, and payment for certain federal and state income tax obligations in connection therewith.

(5) Mr. Pomeranz resigned as an officer of the Company in July 1998.

(6) Represents payment for certain federal and state income tax obligations in connection with a loan which was forgiven in fiscal 1997.

(7) Mr. Canty resigned as an officer of the Company in August 1998 but continues to provide consulting services to the Company on a part-time basis.

(8) Represents payment in connection with certain taxable medical benefits.

(9) Represents payment for certain federal and state income tax obligations in connection with stock option exercise.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended June 30, 1998. All such options were awarded under the Company's 1991 Stock Plan.

                                                INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                            ---------------------------------------------------------   VALUE AT ASSUMED RATES
                              NUMBER OF     PERCENT OF TOTAL                                OF STOCK PRICE
                             SECURITIES         OPTIONS        EXERCISE                    APPRECIATION FOR
                             UNDERLYING        GRANTED TO      PRICE PER                    OPTION TERM(1)
                               OPTIONS        EMPLOYEES IN     SHARE($)    EXPIRATION   -----------------------
           NAME             GRANTED(#)(2)    FISCAL 1998(%)     (3)(4)        DATE        5%($)        10%($)
           ----             -------------   ----------------   ---------   ----------   ----------   ----------
William N. Starling.......     30,000             6.5%           $8.50     10/14/2007    $160,368     $406,404
Debra S. Echt, M.D. ......     15,000             3.3             8.50     10/14/2007      80,184      203,202
David W. Gryska...........     12,000             2.6             8.50     10/14/2007      64,147      162,562
Earle L. Canty............         --              --               --             --          --           --
Mark L. Pomeranz..........     15,000             3.3             6.75     01/28/2008      63,676      161,366

---------------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(2) Options become exercisable as to 1/48 of the option shares at the end of each month following the date of grant, with full vesting occurring on the fourth anniversary of the date of grant.

(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(4) Exercise price may be paid in cash, check, promissory note, by delivery of already-owned shares of the Company's Common Stock subject to certain conditions, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company amount of sale or loan proceeds required to pay the exercise price, a reduction in the amount of any Company liability to an optionee, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the fiscal year ended June 30, 1998 and the value of stock options held as of June 30, 1998 by the Named Executive Officers.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                 OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                               VALUE          JUNE 30, 1998(#)             JUNE 30, 1998($)(1)
                            SHARES ACQUIRED   REALIZED   ---------------------------   ---------------------------
           NAME             ON EXERCISE(#)     ($)(2)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             ---------------   --------   -----------   -------------   -----------   -------------
William N. Starling.......      128,466       $841,102     113,362        35,972        $613,672        $72,579
Debra S. Echt, M.D. ......           --             --      46,563        68,437          38,500         49,500
David W. Gryska...........        1,200          6,450      65,829        15,972         392,731         33,760
Earle L. Canty............           --             --       2,042         4,958              --             --
Mark L. Pomeranz..........           --             --      64,258        46,147         246,856         21,503

---------------
(1) Fair market value of the Company's Common Stock at fiscal year-end ($7.13 based on the last reported sale price of the Company's Common Stock on June 30, 1998) minus the exercise price.

(2) Fair market value of the Company's Common Stock on the date of exercise minus the exercise price.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     Ms. Echt and Messrs. Starling, Gryska, Canty, Hunt and Pomeranz have entered into employment agreements with the Company pursuant to which the Company may terminate the employee's employment at any time with or without cause; provided, however, that if employment is terminated with cause, the Company will pay the employee a severance payment in an amount equal to one month of the employee's then-current monthly base salary and if the employee's employment is terminated without cause, the Company will pay the employee a severance payment of an amount equal to six months of the employee's then-current monthly base salary. The agreements, other than Mr. Starling's agreement, also provide that all outstanding stock options held by the employees become immediately exercisable in the event that the employee's employment is terminated without cause or is constructively terminated in connection with a merger, reorganization or sale of substantially all of the assets of the Company in which stockholders of the Company immediately prior to the transaction possess less than fifty percent (50%) of the voting power of the surviving entity (or its parent) immediately after the transaction.

CERTAIN TRANSACTIONS

  Transactions with Directors, Executive Officers and Others

     As part of the Company's employment agreement with Earle L. Canty, Vice President, Regulatory Affairs and Quality Assurance, the Company loaned Mr. Canty $385,000 at an annual interest rate of 5.88% in April 1996. The proceeds of the loan were used to exercise a stock option granted to Mr. Canty in January 1996. The loan was due upon the earlier of (i) the sale of the shares, or any portion thereof, underlying the option and up to an amount equal to fifty percent (50%) of the proceeds from such sale or (ii) the termination of Mr. Canty's employment by the Company. In August 1998, Mr. Canty resigned from the Company and became a consultant to the Company pursuant to a consulting agreement, and the Company agreed to defer repayment of Mr. Canty's loans until February 1999 as long as he continues to serve as a consultant to the Company. Thus, in August 1998, the terms of the loan were amended to be due and payable on the earlier of (i) the termination of Mr. Canty's service to the Company as a consultant or (ii) February 1999. In December 1996, the Company loaned $197,450 to Mr. Canty at an annual interest rate of 6.40% pursuant to the same agreement. The proceeds of the loan were used to pay certain federal and state income taxes related to the above stock option exercise. The loan was due upon the earlier of
(i) the sale of the shares, or any portion thereof, underlying the option up to an amount equal to fifty percent (50%) of the proceeds from such sale or (ii) the termination of Mr. Canty's employment by the Company. In January 1998, Mr. Canty repaid to the Company a portion of the $197,450 note, the outstanding balance of which was $164,950 at October 15, 1998. In August 1998, the terms of such loan were also amended such that the outstanding balance of the loan and accrued interest shall be due and payable on the earlier of (i) the termination of Mr. Canty's service to the Company as a consultant or (ii) February 1999. Both loans were secured by the stock purchased and each loan is full recourse.

  Arrow International, Inc. Relationship

     In June 1995 and December 1995, the Company sold an aggregate of 606,667 shares of its Series F Preferred Stock to Arrow International, Inc. ("Arrow") at a price of $15.00 per share for an aggregate purchase price of approximately $9.1 million. In the transaction Arrow also acquired warrants to purchase 7,667 shares of Series F Preferred Stock at an exercise price of $13.125, which expire on the earlier of June 2000 or the closing date of a transaction involving a change of control of the Company. Each share of Series F Preferred Stock was converted automatically into one share of Common Stock of the Company upon the closing of the initial public offering of the Company's Common Stock in June 1996. As of October 15, 1998, Arrow beneficially owned 614,334 shares of the Company's outstanding Common Stock. Arrow has the right to require the Company to file a registration statement under the Securities Act of 1933, as amended, with respect to any shares of the Company's Common Stock held by Arrow, subject to certain conditions and limitations.

     Arrow also has the exclusive right to distribute the Company's Trio/Ensemble diagnostic catheters in all territories of the world except southern Europe and Japan. Sales to Arrow under its distributorship accounted for approximately $121,000 for the fiscal year ended June 30, 1998 and represented approximately 5% of the Company's net sales.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During the fiscal year ended June 30, 1998 the Company's executive compensation program was approved by the Board's Compensation Committee and the Board of Directors. The following is the report of the Compensation Committee with respect to the compensation paid to the Company's executive officers during fiscal 1998. Actual compensation earned during the fiscal year by the Named Executive Officers is shown in the Summary Compensation Table above.

  Compensation Philosophy

     The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's stockholders. To achieve this goal the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company.

     The compensation program for the Company's executive officers consists of the following components: base salary and long-term stock option incentives.

  Base Salary

     The Compensation Committee reviewed and approved fiscal 1998 base salaries for the Chief Executive Officer and other executive officers at the beginning of the fiscal year. Base salaries were established by the Compensation Committee based upon competitive compensation data for similarly situated companies in the medical device industry, the executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other medical device companies. The competitive information was obtained from surveys prepared by national consulting companies or industry associations. The surveys include, but are not limited to, data from all industries represented in Hambrecht & Quist Healthcare, Excluding Biotechnology index. In making base salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

  Long-Term Stock Option Incentives

     The Company provides its executive officers with long-term incentive compensation through grants of stock options under the Company's 1991 Stock Plan and otherwise. The Compensation Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common

Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers in fiscal 1998 were granted at an exercise price that was at the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

  Section 162(m)

     The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m). As a result, in April 1996, the stockholders approved certain amendments to the Company's 1991 Stock Plan intended to preserve the Company's ability to deduct the compensation expense relating to stock options granted under the 1991 Stock Plan. In approving the amount and form of compensation for the Company's executive officers, the Compensation Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of
Section 162(m).

                                          Respectfully submitted by:

                                          Michael L. Eagle
                                          Thomas J. Fogarty, M.D.
                                          Louis G. Lange, M.D.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq National Market, U.S. index and of the Hambrecht & Quist Healthcare, Excluding Biotechnology index for the period commencing June 13, 1996 (the date the Company's Common Stock commenced trading on the Nasdaq National Market) and ending on June 30, 1998. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                      AMONG CARDIAC PATHWAYS CORPORATION,
                   THE NASDAQ NATIONAL MARKET, U.S. INDEX AND
        THE HAMBRECHT & QUIST HEALTHCARE, EXCLUDING BIOTECHNOLOGY INDEX

                                6.00/13/96         JUN-96           JUN-97           JUN-98
CARDIAC PATHWAYS CORPORATION      100.00           76.32             47.37            37.50
NASDAQ STOCK MARKET (U.S.)        100.00           96.77            117.66           155.31
HAMBRECHT & QUIST HEALTHCARE
(EXCLUDING BIOTECHNOLOGY)         100.00           97.37            122.26           148.44

---------------

* The graph assumes that $100 was invested on June 13, 1996 in the Company's Common Stock, in the Nasdaq National Market, U.S. Index and in the Hambrecht & Quist Healthcare, Excluding Biotechnology index and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from reporting persons, the Company believes that, during the fiscal year ended June 30, 1998, all such forms were filed on a timely basis.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: October 28, 1998

                     (This page intentionally left blank.)

                                   APPENDIX A

                          CARDIAC PATHWAYS CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN


         The following constitute the provisions of the 1998 Employee Stock Purchase Plan of Cardiac Pathways Corporation.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the common stock of the Company.

                  (d) "Company" shall mean Cardiac Pathways Corporation and any Designated Subsidiary of the Company.

                  (e) "Compensation" shall mean all base straight time gross earnings, commissions, overtime, shift premium, incentive compensation, incentive payments, and bonuses but exclusive of payments for any other compensation.

                  (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first Trading Day of each Offering Period.

                  (i) "Exercise Date" shall mean the last Trading Day of each Purchase Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (2) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (3) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 (beginning in 1998) of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The first Offering Period shall be the period commencing with December 1, 1998 and terminating on the last Trading Day on or before October 31, 2000. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (l) "Plan" shall mean this 1998 Employee Stock Purchase Plan.

                  (m) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

                  (n) "Purchase Price" shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3. Eligibility.

                  (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period shall begin on December 1, 1998 and shall end on the last Trading Day on or before October 31, 2000. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 5,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

         8. Exercise of Option.

                  (a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

                  (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Withdrawal.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Termination of Employment.

                  Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

         12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         13. Stock.

                  (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 100,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 1999 equal to the lesser of (i) 200,000 shares, (ii) 1.5% of the outstanding shares on the last day of the Company's prior fiscal year or (iii) such amount as may be determined by the Board.

                  (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

         14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         15. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         20. Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

                  (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                           (1) altering the Purchase Price for any Offering
Period including an Offering Period underway at the time of the change in Purchase Price;

                           (2) shortening any Offering Period so that the
Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                           (3) allocating shares.

                           Such modifications or amendments shall not require
stockholder approval or the consent of any Plan participants.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.


         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

         24. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A


                          CARDIAC PATHWAYS CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. __________________hereby elects to participate in the Cardiac Pathways Corporation 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Sub scription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):____
         __________________________.
                                  .

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)______________________________________________
                       (First)         (Middle)          (Last)


_________________________                    ___________________________________
Relationship

                                             ___________________________________
                                             (Address)

Employee's Social
Security Number:                             ___________________________________


Employee's Address:
                                             ___________________________________


                                             ___________________________________


                                             ___________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________             ___________________________________
                                            Signature of Employee


                                            ____________________________________
                                            Spouse's Signature (If beneficiary
                                            other than spouse)

                                    EXHIBIT B


                          CARDIAC PATHWAYS CORPORATION

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Cardiac Pathways Corporation 1998 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The under signed understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to partici pate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                             Name and Address of Participant:

                                             ___________________________________

                                             ___________________________________

                                             ___________________________________


                                             Signature:

                                             ___________________________________



                                             Date:______________________________

                                   APPENDIX B

                          CARDIAC PATHWAYS CORPORATION

                            1996 DIRECTOR OPTION PLAN


         1. Purposes of the Plan. The purposes of this 1996 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d) "Company" means Cardiac Pathways Corporation, a California corporation.

                  (e) "Director" means a member of the Board.

                  (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (i) "Inside Director" means a Director who is an Employee.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means a Director who holds an Option.

                  (m) "Outside Director" means a Director who is not an Employee.

                  (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o) "Plan" means this 1996 Director Option Plan.

                  (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 60,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration and Grants of Options under the Plan.

                  (a) Procedure for Grants. The provisions set forth in this
Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person shall have any discretion to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           (ii) Each Outside Director who is neither affiliated
with or nominated by a shareholder that owns one percent (1%) or more of the outstanding capital stock of the Company (an "Unaffiliated Outside Director") shall automatically be granted an Option to purchase 13,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. No Inside Director who ceases to be an Inside Director but who remains a Director shall receive a First Option. No Outside Director who upon first becoming an Outside Director is not an Unaffiliated Outside Director but who subsequently becomes an Unaffiliated Outside Director shall thereby become eligible to receive a First Option.

                           (iii) Each Outside Director, whether or not an
Unaffiliated Outside Director, shall be automatically granted an Option to purchase 700 Shares (a "Subsequent Option") each year on the date of the annual meeting of the shareholders of the Company, provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                           (iv) Notwithstanding the provisions of subsections
(ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                           (v) The terms of a First Option granted hereunder
shall be as follows:

                               (A) the term of the First Option shall be ten
(10) years.

                               (B) the First Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                               (C) the exercise price per Share shall be 100% of
the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.


                               (D) subject to Section 10 hereof, the First
Option shall become exercisable as to twenty-five percent (25%) of the Shares subject to the First Option one (1) year after its date of grant, and as to an additional one forty-eighth (1/48th) of the shares at the end of each month thereafter, provided that the Optionee continues to serve as a Director on such dates.

                           (vi) The terms of a Subsequent Option granted
hereunder shall be as follows:

                                (A) the term of the Subsequent Option shall be
ten (10) years.

                                (B) the Subsequent Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                                (C) the exercise price per Share shall be 100%
of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                                (D) subject to Section 10 hereof, the Subsequent
Option shall become exercisable as to one-eighth (1/8th) of the Shares subject to the Subsequent Option six (6) months after its date of grant, and as to an additional one forty-eighth (1/48th) at the end of each month thereafter, provided that the Optionee continues to serve as a Director on such dates.

                           (vii) In the event that any Option granted under the
Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or
(v) any combination of the foregoing methods of payment.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

                  (c) Termination of Continuous Status as a Director. Subject to
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the

Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such ter mination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

         If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

         For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated there under, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                   APPENDIX C

                          CARDIAC PATHWAYS CORPORATION
                                 1991 STOCK PLAN
                             (AS AMENDED APRIL 1996)
                        (AS FURTHER AMENDED OCTOBER 1997)
                        (AS FURTHER AMENDED OCTOBER 1998)

         1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

         2. CERTAIN DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "BOARD" means the Board of Directors of the Company.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (d) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (e) "COMMON STOCK" means the Common Stock of the company.

                  (f) "COMPANY" means Cardiac Pathways Corporation, a California corporation.

                  (g) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services. The term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (i) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (k) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "OPTION" means a stock option granted pursuant to the Plan.

                  (o) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (p) "OPTIONEE" means an Employee or Consultant who receives an Option.

                  (q) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (r) "PLAN" means this 1991 Stock Plan.

                  (s) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

                  (t) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (u) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,567,030 shares of Common Stock. The shares may be authorized, but unissued, or re-acquired Common Stock.

                  If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.  ADMINISTRATION OF THE PLAN.

                  (a)      PROCEDURE.

                           (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to directors, officers who are not directors, and Employees who are neither directors nor officers.

                           (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND
OFFICERS SUBJECT TO SECTION 16(B). With respect to Option or Stock Purchase Right grants made to Employees who are also officers or directors subject to
Section 16 of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                           (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS.
With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted to satisfy the legal requirements relating to the administration of incentive stock plans of California corporate and securities laws and the Code (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(k) of the Plan;

                           (ii) to select the Consultants and Employees to whom
Options and Stock Purchase Rights may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
and Stock Purchase Rights or any combination thereof, are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion;

                           (vii) to determine whether and under what
circumstances an Option may be settled in cash under subsection 10(f) instead of Common Stock;

                           (viii) to determine whether, to what extent and under
what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                           (ix) to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; provided, however, that the Administrator must seek the prior consent of the Board of Directors and stockholders of the Company to effect such action; and

                           (x) to determine the terms and restrictions
applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

                  (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

         6.       LIMITATIONS.

                  (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Nonstatutory Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Nonstatutory Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

                  (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

                  (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                           (i) No Employee shall be granted, in any fiscal year
of the Company, Options to purchase more than 200,000 Shares.

                           (ii) In connection with his or her initial
employment, an Employee may be granted Options to purchase up to an additional 100,000 Shares which shall not count against the limit set forth in subsection
(i) above.

                           (iii) The foregoing limitations shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 14.

                           (iv) If an Option or Stock Purchase Right is
cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

         7. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

         8. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         9. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (A) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i) In the case of an INCENTIVE STOCK OPTION

                                    (A) granted to an Employee who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any other Employee, the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a NONSTATUTORY STOCK OPTION, the
per Share exercise price shall be determined by the Administrator.

                  (b) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i)      cash;

                           (ii)     check;

                           (iii)    promissory note;

                           (iv) other Shares which (A) in the case of Shares
acquired upon exercise of
an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                  (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vii) any combination of the foregoing methods of payment; or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the option agreement to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option). In the absence of a specified time in the option agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three
(3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option beginning three months and one day following such change of status.

                  (c) DISABILITY OF OPTIONEE. Upon termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. Upon the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If the Optionee's estate or the person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) RULE 16B-3. Options granted to persons subject to Section 16 of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. STOCK PURCHASE RIGHTS.

                  (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

                  (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

                  (c) RULE 16B-3. Stock Purchase Rights granted to persons subject to Section 16 of the Exchange Act, and Shares purchased by such persons in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. Such persons may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                  (d) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

                  (e) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

         12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         13. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is subject to Section 16 of the Exchange Act, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised, but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding

Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         15. TIME OF GRANTING OPTIONS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         16. AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD of an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

         17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         18. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         20. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law. In addition, should the Administrator determine that it is appropriate to reduce the exercise price of any Option pursuant to Section 4(b)(ix) of the Plan, the Administrator shall seek the prior consent of the stockholders to effect such action.

                              CARDIAC PATHWAYS CORPORATION

                          1998 ANNUAL MEETING OF STOCKHOLDERS
                                   NOVEMBER 30, 1998
        The undersigned stockholder of CARDIAC PATHWAYS CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 28, 1998, and hereby appoints William N. Starling and David W. Gryska and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1998 Annual Meeting of Stockholders of CARDIAC PATHWAYS CORPORATION to be held on November 30, 1998 at 12:00 p.m. local time, at 995 Benecia Avenue, Sunnyvale, California 94086 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:
        1. ELECTION OF DIRECTORS  [ ]  FOR all nominees listed below (except as
        indicated)                         [ ]  WITHHOLD
           If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:
                       Louis G. Lange, M.D., William N. Starling

        2. TO APPROVE (I) THE ADOPTION OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN,
           (II) THE RESERVATION OF 100,000 SHARES OF COMMON STOCK FOR SALE THEREUNDER AND (III) AN ANNUAL INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK FOR SALE THEREUNDER, BEGINNING ON JULY 1, 1999, BY THE LESSER OF (A) 200,000 SHARES, (B) 1.5% OF THE COMMON STOCK (OUTSTANDING AS OF THE LAST DAY OF THE PRIOR FISCAL YEAR) OR (C) SUCH AMOUNT AS MAY BE DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS.
           [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

        3. AMENDMENT OF 1996 DIRECTOR OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 20,000 SHARES.
           [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

        4. AMENDMENT OF 1991 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 300,000 SHARES.
           [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

        5. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999.
           [ ] FOR              [ ] AGAINST             [ ] ABSTAIN
        and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments

        thereof.                  (Continued and to be executed on reverse side)
   P
   R
   O
   X
   Y

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

                          (Continued from other side)

    THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE TWO NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 THROUGH 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

    The undersigned hereby acknowledges receipt of (a) the Notice of 1998 Annual Meeting of Stockholders of the Company; (b) the accompanying Proxy Statement; and (c) the Annual Report on Form 10-K for the fiscal year ended June 30, 1998.

                                            Please sign exactly as your name(s)
                                            appears on your stock
                                            certificate(s). If shares are held
                                            in the names of two or more persons
                                            (including husband and wife, as
                                            joint tenants or otherwise) all
                                            persons must sign. If shares are
                                            held by a corporation, the proxy
                                            should be signed by the president or
                                            vice president and the secretary or
                                            assistant secretary. Fiduciaries who
                                            execute the proxy should give their
                                            full title.

                                            ------------------------------------
                                                         Signature

                                            ------------------------------------
                                                         Signature

                                            Dated: